Exhibit 10.6

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated this 4th day of October, 2011, is entered into by and among Puma Biotechnology, Inc., a Delaware corporation (the “Corporation”), the persons listed on Schedule I attached hereto (the “Investors,” and each individually, an “Investor”), and Innovative Acquisitions Corp., a Delaware corporation (“IAC”), but only for purposes of assuming all of the Corporation’s rights, duties and obligations hereunder pursuant to Section 11.

RECITALS

WHEREAS, the Investors wish to purchase from the Corporation, and the Corporation wishes to sell and issue to the Investors, upon the terms and conditions stated in this Agreement, (i) up to an aggregate of 14,666,733 shares (the “Shares”) of the Corporation’s common stock, par value $0.0001 per share (the “Common Stock”) and (ii) warrants in the form attached hereto as Exhibit A (each, a “Warrant”) which will allow each Investor to purchase an additional number of shares of Common Stock in the event the Corporation engages in certain dilutive issuances following the Closing (as defined in Section 2). The shares of Common Stock underlying the Warrants shall be referred to herein as the “Warrant Shares.” The Shares, the Warrants and the Warrant Shares shall collectively be referred to herein as the “Securities”;

WHEREAS, contemporaneously with the sale of the Shares and the Warrants, the parties hereto will execute and deliver a Registration Rights Agreement, in the form attached hereto as Exhibit B (the “Registration Rights Agreement,” together with this Agreement and the Warrants, the “Transaction Documents”), pursuant to which the Corporation will agree to provide certain registration rights under the Securities Act, and the rules and regulations promulgated thereunder, and applicable state securities laws;

WHEREAS, the Corporation and IAC are parties to that certain Agreement and Plan of Merger, dated as of September 29, 2011, an executed copy of which is attached hereto as Exhibit D (the “Merger Agreement”), pursuant to which IAC Merger Corporation, a Delaware corporation and wholly-owned subsidiary of IAC (“Merger Sub”), will merge with and into the Corporation immediately after the Closing, with the Corporation remaining as the surviving Corporation (the “Merger”);

WHEREAS, immediately after the consummation of the Merger, (i) the Corporation shall irrevocably assign to IAC, and IAC shall irrevocably assume, all of the Corporation’s rights, duties and obligations under this Agreement, and (ii) the Corporation shall be merged with and into IAC, with IAC remaining as the surviving corporation under the name “Puma Biotechnology, Inc.” (the “Upstream Merger”); and

WHEREAS, the Merger and the Upstream Merger are conditions subsequent to the Closing.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1. Authorization of Issuance and Sale of Shares and Warrants.

(a) Authorization. Subject to the terms and conditions of this Agreement, the Corporation has authorized the issuance and sale on the Closing Date (as defined in Section 2 hereof) of the Securities.

(b) Purchase and Sale. Subject to the terms and conditions hereof, the Corporation is selling to each Investor and each Investor is severally (but not jointly) purchasing from the Corporation, subject to the satisfaction of the conditions precedent set forth in Section 5(a) hereof and subject to the terms and other conditions hereinafter set forth, at the Closing, the number of Shares set forth opposite the name of such Investor on Schedule I hereto for a purchase price of $3.75 per share (the “Purchase Price”), representing an aggregate cash Purchase Price of $55,000,248.75 for the Shares. Together with its purchase of Shares, each Investor shall also receive a Warrant, exercisable for such number of Warrant Shares and in such circumstances as set forth therein.

(c) Delivery of Common Stock. At the Closing, the Corporation shall deliver to each Investor a certificate or certificates, registered in the name of such Investor or such other nominee as designated by such Investor, representing the number of Shares being purchased by such Investor at the Closing together with an executed Warrant. In each case, delivery of certificates representing Shares and the Warrant to each Investor shall be made against receipt by the Corporation of a check payable to the Corporation or a wire transfer to an account designated by the Corporation in the full amount of the purchase price for the Common Stock being purchased by such Investor at the Closing. Schedule II attached hereto sets forth the wire instructions for the Corporation.

Section 2. The Closing.

The closing (the “Closing”) hereunder with respect to the transactions contemplated by Section 1 hereof, other than the PIPE (defined in Section 6(g)), will take place by electronic or facsimile transmission of executed copies of the documents contemplated hereby to be delivered concurrently with the execution of this Agreement on the date hereof. The Closing shall occur at the offices of Latham & Watkins LLP, 650 Town Center Drive, 20th Floor, Costa Mesa, California 92626 (such date being referred to herein as the “Closing Date”).

Section 3. Representations and Warranties of the Corporation to the Investors.

The Corporation hereby represents and warrants to each Investor as of the date hereof, except as set forth in the Schedule of Exceptions attached hereto as Exhibit C (the “Schedule of Exceptions”), specifically identifying the relevant subparagraph(s) hereof, which exceptions shall be deemed to be representations and warranties hereunder:

(a) Organization, Good Standing and Qualification. The Corporation is a corporation duly incorporated, validly existing, and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own and operate its properties and assets, to carry on its business as currently conducted and as it is currently proposed to be conducted, and to enter into and carry out the provisions of the Transaction Documents. The Corporation is duly qualified to transact business and is in good standing in the State of California and in each other jurisdiction in which the nature of the business conducted by it, or its ownership or leasing of property, or its employment of employees or consultants therein, makes such qualification necessary and where any statutory fines or penalties, or any corporate disability imposed for this failure to qualify, would materially and adversely affect the Corporation’s business, properties, assets, prospects or financial condition. True and accurate copies of the Corporation’s Certificate of Incorporation and Bylaws, each as amended and in effect at the Closing, have been made available to the Investors.

(b) Subsidiaries. The Corporation does not presently own or control, directly or indirectly, any interest in any other corporation or other business entity. The Corporation is not a participant in any joint venture, partnership or similar arrangement.

(c) Authorization of Transaction Documents. The Corporation has full corporate power and authority to (a) enter into the Transaction Documents and to consummate the transactions contemplated thereby and (b) authorize, execute, issue, and deliver the Shares, the Warrants and the Warrant Shares as contemplated by the Transaction Documents. The Transaction Documents have been duly authorized, executed and delivered by the Corporation, and constitute legal and binding obligations of the Corporation, enforceable in accordance with their terms, except to the extent that rights to indemnity thereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

(d) Authorization of Securities.

(i) The Shares to be issued at the Closing have been duly authorized and reserved for issuance and sale to the Investors pursuant to this Agreement. When issued and delivered by the Corporation pursuant to this Agreement against payment of the consideration set forth herein, the Shares and the Warrants will be duly and validly issued and the Shares will be fully paid and non-assessable.

(ii) The Warrant Shares underlying the Warrants to be issued at the Closing have been duly and validly authorized and reserved for issuance upon exercise of the Warrants, and, when issued and delivered by the Corporation to the holder of such Warrant against payment of the consideration set forth therein, the Warrant Shares will be duly and validly issued, fully paid and non-assessable and not subject to any preemptive rights or rights of first refusal.

(iii) The sale of the Shares and the Warrants is not subject to any preemptive rights or rights of first refusal.

(e) Government Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration, or filing with, any federal, state or local governmental authority on the part of the Corporation is required in connection with the offer, sale or issuance of the Securities or the consummation of any other transaction contemplated hereby, except for the following: (i) the filing of a notice of exemption pursuant to Section 25102(f) of the California Corporate Securities Law of 1968, as amended (the “California Securities Law”), which shall be filed by the Corporation promptly following the Closing; and (ii) the compliance with other applicable state securities laws, which compliance will have occurred within the appropriate time periods therefor. Assuming that the representations of the Investors set forth in Section 4 below are true and correct, the offer, sale and issuance of the Shares and the Warrants in conformity with the terms of this Agreement are, and assuming that the representations set forth in Section 4 below are true and correct as of the date of exercise of a Warrant with respect to the party exercising the Warrant, the issuance of Warrant Shares upon exercise of the Warrants shall be, exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the “Securities Act”), and from the qualification requirements of Section 25110 of the California Securities Law, and neither the Corporation nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemptions.

(f) Capitalization. Immediately prior to the issuance of the Shares and the Warrants, the authorized capital stock of the Corporation consists of 25,000,000 shares of Common Stock, par value $0.0001, 4,000,000 of which were issued and outstanding. The Corporation has also reserved an aggregate of 3,529,412 shares of Common Stock for issuance pursuant to the Corporation’s 2011 Incentive Award Plan, under which all shares of Common Stock remain available for future grant. All issued and outstanding shares have been duly authorized and validly issued and are fully paid and nonassessable. Other than as provided in the Transaction Documents and as set forth on Schedule 3(f), there are no other outstanding rights, options, warrants, preemptive rights, rights of first refusal or similar rights for the purchase or acquisition from the Corporation of any securities of the Corporation nor are there any commitments to issue or execute any such rights, options, warrants, preemptive rights or rights of first refusal. There are no outstanding rights or obligations of the Corporation to repurchase or redeem any of its securities. All outstanding securities have been issued in compliance with state and federal securities laws.

(g) Agreements; Action.

(i) There are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Corporation is a party or by which it is bound that involve (i) obligations (contingent or otherwise) of, or payments to, the Corporation in excess of $50,000, (ii) the transfer or license of any Proprietary Right (as defined in Section 3(i) below) to or from the Corporation, other than licenses arising from the purchase of “off the shelf” or other standard products, each of which licenses are not, individually, material to the Corporation’s business, (iii) provisions restricting the development, manufacture, distribution or sale of any products or services, or (iv) indemnification by the Corporation with respect to infringements of Proprietary Rights. For the purposes of meeting the foregoing threshold of $50,000, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Corporation has reason to believe are affiliated therewith) shall be aggregated.

(ii) The Corporation has not (i) declared or paid any dividends or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or any other liabilities individually in excess of $25,000 or $50,000 in the aggregate, (iii) made any loans or advances to any officer or director of the Corporation, other than ordinary advances for travel expenses, or (iv) sold, exchanged, or otherwise disposed of any of its assets or rights. For the purposes of meeting the foregoing thresholds of $25,000 and $50,000, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Corporation has reason to believe are affiliated therewith) shall be aggregated.

(iii) The Corporation is not a party to and is not bound by any contract, agreement, or instrument, or subject to any restriction under its Certificate of Incorporation or Bylaws, each as amended and in effect at the Closing, that materially and adversely affects the Corporation’s business, properties, assets, prospects or financial condition.

(h) Compliance with Other Instruments. The Corporation is not in violation or default of any provision of its Certificate of Incorporation or Bylaws, each as amended and in effect as of the Closing. The Corporation is not in violation or default of any provision of any instrument, mortgage, deed of trust, loan, contract, commitment, judgment, writ, decree, order or obligation to which it is a party or by which it or any of its properties or assets are bound, which could materially adversely affect the Corporation’s business, properties, assets, prospects or financial condition or, to the best of the Corporation’s knowledge, of any provision of any federal, state, or local statute, rule or governmental regulation applicable to the Corporation which could materially adversely affect the Corporation’s business, properties, assets, prospects or financial condition, taken as a whole. The execution, delivery, and performance of and compliance with the Transaction Documents and the issuance and sale of the Securities will not result in any such violation, be in conflict with or constitute, with or without the passage of time or giving of notice, a default under any such provision, require any consent or waiver under any such provision (other than any consents or waivers that have been obtained and which are identified on the Schedule of Exceptions), or result in the creation of any mortgage, pledge, lien, encumbrance, option, security interest, claim, loan, restriction or charge (each, a “Lien”) upon any of the properties or assets of the Corporation pursuant to any such provision, or the suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to the Corporation, its business or operations, or any of its assets or properties pursuant to any such provision.

(i) Intellectual Property.

(i) To the Corporation’s knowledge (but without having conducted any special investigation or patent search), the Corporation has good title and ownership of, or a license to, all patents, trademarks, service marks, trade names, copyrights, trade secrets, information and other proprietary rights (collectively, “Proprietary Rights”) necessary for its business as now conducted and as proposed to be conducted without any material conflict with, or misappropriation, dilution or infringement of, Proprietary Rights of others. Except for the Pfizer License (as defined below) and software that is generally commercially available, there are no outstanding options, licenses or agreements of any kind relating to the foregoing, nor is the Corporation bound by or a party to any such options, licenses or agreements of any kind with respect to the Proprietary Rights of any other person or entity. To the Corporation’s knowledge (but without having conducted any special investigation or patent search), the Corporation has not previously violated and, by conducting its business as now conducted does not, and as proposed to be conducted will not, violate any of the Proprietary Rights of any other person or entity, and the Corporation has not received any communications alleging that the Corporation has violated, or by conducting its business as now conducted and as proposed to be conducted, would violate the Proprietary Rights of any other person or entity. None of the Corporation’s employees or consultants are obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere in any material respect with the use of his or her best efforts to promote the interests of the Corporation or that would conflict in any material respect with the Corporation’s business as proposed to be conducted. Neither the execution nor delivery of the Transaction Documents, nor the carrying on of the Corporation’s business by the employees of the Corporation, nor the conduct of the Corporation’s business as proposed, will conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of the Corporation’s employees or consultants is now obligated in any material respect. None of the Corporation’s current employees or consultants is, by virtue of such employee’s or consultant’s activities in connection with the Corporation’s business, violating or misappropriating in any material respect any Proprietary Rights of any former employer of such employee or consultant. It will not be necessary to utilize any inventions of any of its employees (or people it currently intends to hire) made prior to or outside the scope of their employment by the Corporation in the course of conducting its business.

(ii) The Corporation and Pfizer Inc., a Delaware corporation (“Pfizer”), are parties to that certain License Agreement dated as of August 18, 2011 (the “Pfizer License”). The Pfizer License has been duly authorized, executed and delivered by each of the Corporation and, to the Corporation’s knowledge, Pfizer, is in full force and effect and constitutes a legal and binding obligation of each of the Corporation and, to the Corporation’s knowledge, Pfizer, enforceable against each of the Corporation and, to the Corporation’s knowledge, Pfizer in accordance with its terms. Neither the Corporation nor, to the knowledge of the Corporation, Pfizer is in default or breach in any material respect under the terms of the Pfizer License (a “default” being defined for purposes hereof as an actual default or event of default or the existence of any fact or circumstance which would, upon receipt of notice or passage of time, constitute a default or right of termination). Neither the Corporation nor Pfizer has exercised any termination rights, or given notice of any dispute, with respect to the Pfizer License. The execution and delivery of this Agreement by the Corporation and each instrument required hereby to be executed and delivered by the Corporation at the Closing, the compliance by the Corporation with the provisions of this Agreement and each instrument required hereby to be executed and delivered by the Corporation at the Closing, the consummation of the transactions contemplated hereby or thereby, and the consummation of each of the Merger and the Upstream Merger, will not conflict with, result in a breach of, constitute (with or without notice or lapse of time or both) a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice, consent or waiver under, or result in the loss of any benefit to which the Corporation (or its successors or assigns, including IAC) is entitled under the Pfizer License. Upon the Closing and receipt by the Company of the aggregate Purchase Price for the Shares sold pursuant to this Agreement, the Company will have satisfied the Financing Condition (as defined in the Pfizer License). A true, complete and correct copy of the Pfizer License has been made available to the Investors.

(j) Employees. No current or former employee or consultant of the Corporation has excluded works or inventions made prior to his or her employment or consulting relationship with the Corporation from his or her assignment of inventions to the Corporation. No officer or key employee of the Corporation is in violation of any prior employee contract, proprietary information agreement or noncompetition agreement, in any case, in connection with the provision of services to the Corporation. No employees of the Corporation are represented by any labor union or covered by any collective bargaining agreement, nor are there any union organization activities pending or threatened by the Corporation’s employees. There is no pending or threatened labor dispute involving the Corporation and any group of its employees. The Corporation has complied in all material respects with all applicable state and federal equal opportunity, minimum wage, immigration, workforce reduction and other laws related to employment and termination of employment. The Corporation is not aware that any officer of the Corporation intends to terminate his or her employment with the Corporation, nor does the Corporation have a present intention to terminate the employment of any officer of the Corporation.

(k) Related Party Transactions. Except for agreements explicitly contemplated by the Transaction Documents, there are no agreements, understandings, or proposed transactions between the Corporation or IAC and any of the Corporation’s employees, officers, directors, affiliates or any affiliate thereof. No employee, officer, director or stockholder of the Corporation or member of his or her immediate family is indebted to the Corporation or IAC. There are no obligations of the Corporation to employees, officers, directors or stockholders of the Corporation (or commitments to make loans or extend or guarantee credit) other than for payment of salary for services rendered, reimbursement for reasonable expenses incurred on behalf of the Corporation, and for other standard employee benefits made generally available to all employees. No employee, officer, director or stockholder of the Corporation or member of his or her immediate family is entitled to any bonus, acceleration of benefits or payment as the result of any change of control of the Corporation, any termination of employment, or any other event or combination of events. No member of the immediate family of any employee, officer or director of the Corporation is directly or indirectly interested in any material contract with the Corporation or IAC.

(l) Litigation. There is no action, suit, proceeding or investigation (including without limitation any suit, proceeding or investigation involving the prior employment of any of the Corporation’s employees, their use in connection with the Corporation’s business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers) pending or, to the best of the Corporation’s knowledge, currently threatened before any court, administrative agency or other governmental body that might result, either individually or in the aggregate, in any material adverse change in the Corporation’s business, properties, assets, prospects or financial condition, or in any material change in the current equity ownership of the Corporation. The Corporation is not a party or subject to, and none of its assets is bound by, the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit or proceeding by the Corporation currently pending or that the Corporation intends to initiate.

(m) Title to Property and Assets. The Corporation has good and marketable title to and owns free and clear, or, in the case of leases of properties and assets, a valid leasehold interest in, all of the properties and assets (whether real, personal, tangible or intangible) (i) reflected on the Financial Statements or (ii) necessary to carry on its business as currently conducted, and none of such properties or assets is subject to any Lien, except liens for taxes and assessments not yet due and minor liens and encumbrances which arise in the ordinary course of business and which do not, in any case, in the aggregate, materially detract from the value or use of the property subject thereto or materially impair the operations of the Corporation.

(n) Permits. The Corporation has all franchises, permits, licenses, and any similar authority material to or necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the Corporation’s business, properties, assets, prospects or financial condition, and the Corporation believes it can obtain, without undue burden or expense, any similar authority necessary for the conduct of its business as proposed to be conducted. The Corporation is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

(o) Employee Benefit Plans. The Corporation does not maintain now, nor has it maintained at any time in the past, any “employee benefit plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

(p) Tax Returns and Payments. The Corporation has filed all tax returns and reports (federal, state, local and foreign) as required by law, and has paid all taxes due. The Corporation has not elected pursuant to the Internal Revenue Code of 1986, as amended (the “Code”), to be treated as a Subchapter S corporation pursuant to Section 1362(a) of the Code. None of the Corporation’s federal income tax returns and none of its state income or franchise tax or sales or use tax returns is under audit by governmental authorities, nor has the Corporation received written notice of any such audit. The Corporation has complied with all applicable legal requirements relating to the payment and withholding of taxes and has duly and timely withheld and paid over to the appropriate taxing authority all amounts required to be so withheld and paid under all applicable legal requirements. As used herein, “tax” shall mean any and all federal, state, local and foreign taxes, assessments and other governmental charges, duties, impositions, levies, customs, tariffs, fees and liabilities of the same or similar nature, and any liability for any of the foregoing.

(q) Insurance. The Corporation has in full force and effect fire and casualty insurance policies, with extended coverage, sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed.

(r) Environmental and Safety Laws. To the best of its knowledge, the Corporation is not in violation of any applicable statute, law, or regulation relating to the environment or occupational health and safety, and to the best of its knowledge, no material expenditures are required in order to comply with any such existing statute, law, or regulation in order to carry on its business as currently conducted and as it is currently proposed to be conducted.

(s) Financial Statements. Appended to the Schedule of Exceptions are the Corporation’s audited income statement, balance sheet, and statement of cash flows for the year ended December 31, 2010 and its unaudited income statement, balance sheet and statement of cash flows at June 30, 2011 and for the six months then ended (collectively, the “Financial Statements”). The Financial Statements are complete and correct in all material respects, have been prepared in accordance with generally accepted accounting principles consistent with methods used in prior periods, and present fairly the financial condition and operating results of the Corporation as of the dates and for the periods indicated, subject to normal year-end audit adjustments and except that the unaudited statements included in the Financial Statements may not contain footnotes as would be required by generally accepted accounting principles. Except as disclosed in the Financial Statements, the Corporation is not a guarantor or indemnitor of any indebtedness of any other person or entity. The Corporation maintains and will continue to maintain a standard system of accounting established and administered in accordance with generally accepted accounting principles.

(t) Absence of Undisclosed Liabilities. The Corporation has no Liabilities (as defined below), except for (a) Liabilities disclosed in the Financial Statements, (b) Liabilities relating to future executory obligations arising under the Corporation’s contracts listed on the Schedule of Exceptions, and (c) Liabilities which have arisen since June 30, 2011 in the ordinary course of business and which are, in nature and amount, consistent with those incurred historically and which are not material to the Company, individually or in the aggregate. As used herein, “Liabilities” shall mean any and all debts, liabilities and obligations, whether known or unknown, absolute or contingent, accrued or unaccrued, disputed or undisputed, matured or unmatured, joint or several, due or to become due, fixed, determined or determinable.

(u) Changes. Since June 30, 2011, there has not been:

(i) any change in the assets, liabilities, financial condition, or operating results of the Corporation from that reflected in the Financial Statements, except changes in the ordinary course of business that have not been and are not expected to be, individually or in the aggregate, materially adverse;

(ii) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the Corporation’s business, properties, assets, prospects or financial condition (as such business is presently conducted and as it is proposed to be conducted);

(iii) any waiver or compromise by the Corporation of a material right or of a material debt owed to it;

(iv) any satisfaction or discharge of any Lien or payment of any obligation by the Corporation, except in the ordinary course of business and that is not material to the Corporation’s business, properties, assets, prospects or financial condition (as such business is presently conducted and as it is proposed to be conducted);

(v) any material change or amendment to a material contract or arrangement by which the Corporation or any of its assets or properties is bound or subject;

(vi) any material increase in the compensation of any officer or director of the Corporation;

(vii) any sale, license, assignment or transfer of any Proprietary Assets;

(viii) any resignation or termination of employment of any employee of the Corporation;

(ix) receipt of notice that there has been a loss of, or material order cancellation by, any important customer of the Corporation;

(x) any Lien, transfer of a security interest in, or other encumbrance created by the Corporation, with respect to any of its material properties or assets, except liens for taxes not yet due;

(xi) any material change in the contingent obligations of the Corporation by way of guaranty, endorsement, indemnity, warranty or otherwise;

(xii) any declaration, setting aside of payment or other distribution in respect of any of the Corporation’s capital stock, or any direct or indirect redemption, purchase or other acquisition of any of such stock by the Corporation;

(xiii) to the best of the Corporation’s knowledge, any other event or condition of any character that could materially and adversely affect the Corporation’s business, properties, assets, prospects or financial condition (as such business is presently conducted and as it is proposed to be conducted); or

(xiv) any agreement or commitment by the Corporation to do any of the things described in this Section 3(u).

(v) Registration Rights; Voting Rights. Except as provided in the Transaction Documents, (i) the Corporation has not granted or agreed to grant, and is not under any obligation to provide, any rights to register under the Securities Act any of its presently outstanding securities or any of its securities that may be issued subsequently, and (ii) no stockholder of the Corporation has entered into any agreement with respect to the voting of equity securities of the Corporation.

(w) Minute Books. The minute books of the Corporation provided to the counsel to the Investors contain minutes of all meetings of directors and stockholders and all actions by written consent without a meeting by the directors and stockholders since the date of the Corporation’s inception, and accurately reflect all actions by the directors (and any committee of directors) and stockholders with respect to all transactions referred to in such minutes in all material respects.

(x) Disclosure. The Corporation has fully provided each Investor with all the information that such Investor has requested for deciding whether to purchase the Shares and the Warrants and all information that the Corporation believes is reasonably necessary to enable such Investor to make such decision. Neither this Agreement, nor any other agreements, statements or certificates made or delivered in connection herewith or therewith contains any untrue statement of a material fact or, when taken together, omits to state a material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.

(y) The Merger. The boards of directors of each of the Corporation, IAC and Merger Sub have unanimously (i) determined that the Merger Agreement is advisable, (ii) determined that it is in the best interests of such corporation and its respective stockholders to consummate the Merger, (iii) approved the Merger Agreement and each of the transactions contemplated thereby, and (iv) recommended to their respective stockholders that such stockholders approve and adopt the Merger Agreement and the transactions contemplated thereby. The stockholders of IAC and Merger Sub have irrevocably approved and adopted the Merger Agreement and each of the transactions contemplated thereby. Each stockholder of IAC has irrevocably waived its right to assert or exercise its appraisal rights under Section 262 of the General Corporation Law of the State of Delaware. Upon the effectiveness of the Merger, by virtue of the Merger and without any action on the part of the Corporation, IAC, Merger Sub or any Investor, (y) each Share shall automatically be converted into and exchangeable for one (1) fully paid and nonassessable share of IAC common stock, and (z) the Warrants shall automatically be exchanged for substitute warrants issued by IAC (the “Substitute Warrants”), the terms of which shall be identical in all respects to the Warrants except that the Substitute Warrants shall be exercisable for shares of IAC common stock (all such shares of IAC common stock, the “IAC Shares”).

(z) Brokers and Finders. Other than Leerink Swann LLC (the “Placement Agent”), which has acted as advisor to the Corporation in connection with the transactions contemplated by the Transaction Documents, no person or entity has or will have (except as permitted by Section 6(g)), as a result of the transactions contemplated by the Transaction Documents, any right, interest or valid claim against or upon the Corporation for any commission, fee or other compensation as a finder or broker because of any act or omission by the Corporation or by any agent of the Corporation.

(aa) Reliance. The Corporation understands that the foregoing representations and warranties shall be deemed material and to have been relied upon by the Investors.

Section 4. Representations and Warranties of the Investors to the Corporation.

Each Investor, severally and not jointly, represents and warrants to the Corporation as follows:

(a) In its capacity as a stockholder of the Corporation after the Closing, such Investor hereby acknowledges that it has received and reviewed the Merger Agreement and that it approves and adopts the Merger Agreement and consents to the consummation of the Merger.

(b) Such Investor is acquiring the Securities for its own account, for investment and not with a view to the distribution thereof within the meaning of the Securities Act. Such Investor acknowledges that, upon consummation of the Merger, (i) the Shares acquired by such Investor pursuant to this Agreement will be automatically converted into and exchangeable for an equivalent number of IAC Shares, and (ii) the Warrants will be automatically exchanged for the Substitute Warrants, which shall be exercisable for an equivalent number of IAC Shares, in each case, pursuant to the Merger Agreement.

(c) It is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

(d) It understands that the Securities will not be transferable except (1) pursuant to an effective registration statement under the Securities Act or (2) upon receipt by the Corporation of a written opinion of counsel for such Investor reasonably satisfactory to the Corporation to the effect that the proposed transfer is exempt from the registration requirements of the Securities Act and relevant state securities laws. Restrictive legends shall be placed on all certificates representing any Securities, substantially as follows:

“NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER AND ALL APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS (SUCH FEDERAL AND STATE LAWS, THE “SECURITIES LAWS”) OR (B) IF THE CORPORATION HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL FOR THE HOLDER, WHICH OPINION AND COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE CORPORATION, TO THE EFFECT THAT SUCH

TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF THE SECURITIES LAWS.”

(e) The execution, delivery and performance by it of the Transaction Documents have been duly authorized by all requisite action of it.

(f) It understands that no public market now exists for any of the securities issued by the Corporation, and that a public market may never exist for the Shares.

(g) It understands that the sale of the Securities has not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent as expressed herein. Such Investor understands and acknowledges that the offering of the Securities pursuant to this Agreement will not be registered under the Securities Act on the ground that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from the registration requirements of the Securities Act.

(h) Either alone or with its investment adviser, it has such knowledge and experience in business and financial matters and with respect to investments in securities of privately-held companies so as to enable it to understand and evaluate the risks of its investment in the Securities and form an investment decision with respect thereto. It has been afforded the opportunity during the course of negotiating the transactions contemplated by this Agreement to ask questions of, and to secure such information from, the Corporation and its officers and directors with regard to both the Corporation and IAC, as it deems necessary to evaluate the merits of entering into such transactions. Such Investor understands and acknowledges that such discussions, as well as any written information issued by the Corporation, (i) were intended to describe the aspects of the Corporation’s business and prospects which the Corporation believes to be material, but were not necessarily an exhaustive description, and (ii) may have contained forward-looking statements involving known and unknown risks and uncertainties which may cause the Corporation’s actual results in future periods or plans for future periods to differ materially from what was anticipated and that no representations or warranties were or are being made with respect to any such forward-looking statements or the probability of achieving any of the results projected in any of such forward-looking statements. The foregoing, however, does not limit or modify the representations and warranties of the Corporation in Section 3 of this Agreement or the right of the Investors to rely thereon.

(i) If it is a natural person, it has the power and authority to enter into the Transaction Documents. If it is not a natural person, it is duly organized and validly existing and has the power and authority to enter into the Transaction Documents.

(j) It has adequate net worth and means of providing for its current needs and personal contingencies to sustain a complete loss of its investment in the Corporation. Such Investor understands that the foregoing representations and warranties shall be deemed material and to have been relied upon by the Corporation.

Section 5. Closing Conditions.

(a) Conditions to Obligation of Investors to Consummate the Closing. The obligation of each Investor to consummate the Closing and to purchase and pay for the Shares and Warrant being purchased by it pursuant to this Agreement is subject to the satisfaction of the following conditions:

(i) The Registration Rights Agreement shall have been executed and delivered by the Corporation;

(ii) A lock-up agreement, substantially in the form attached hereto as Exhibit E, shall have been executed and delivered by Alan H. Auerbach;

(iii) The Investors shall have received an opinion of Latham & Watkins LLP, in substantially the form set forth on Exhibit F hereto;

(iv) The Investors shall have received an opinion of Richardson & Patel LLP, in substantially the form set forth on Exhibit G hereto;

(v) The board of directors of the Corporation (the “Board”) shall have taken sufficient action to provide that the Board, immediately after the Closing, be comprised of Alan H. Auerbach, Thomas R. Malley and, at the election of Investors holding a majority of the Shares sold hereunder (the “Majority Investors”), (i) one of two representatives designated by the Majority Investors (which designee shall be selected by Mr. Auerbach), or (ii) two of four representatives designated by the Majority Investors (which designees shall be selected by Mr. Auerbach). Nothing herein shall be deemed to prohibit the Board from appointing additional directors up to a maximum of seven total directors (including the two to be designated by the Majority Investors);

(vi) Holders of a majority of all outstanding shares of Common Stock of the Corporation shall have approved the Merger and the adoption of the Merger Agreement; and

(vii) The Investors shall have received: (1) a certificate of the Secretary of State of the State of Delaware, and from any other jurisdiction in which the Corporation is qualified to do business, dated as of a recent date before the date hereof, with respect to the good standing of the Corporation (including tax good standing, if applicable); and (2) a certificate of the Corporation executed by the Secretary of the Corporation, attaching and certifying to the truth, completeness and correctness of (a) the Corporation’s Certificate of Incorporation and Bylaws, each as amended and in effect at the Closing, and (b) the resolutions adopted by the Board and the stockholders of the Corporation in connection with the transactions contemplated by this Agreement (including the Merger).

(b) Conditions to Obligation of the Corporation to Consummate the Closing. The obligation of the Corporation to consummate the Closing and to issue and sell to each Investor the Shares and the Warrant to be purchased by it at the Closing is subject to the satisfaction of the following conditions:

(i) The Registration Rights Agreement shall have been executed and delivered by each Investor;

(ii) Each of the Investors shall have executed and delivered to the Corporation an Investor Questionnaire, in the form attached hereto as Exhibit H, pursuant to which each such Investor shall provide information necessary to confirm each such Investor’s status as an “accredited investor” (as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act) and to enable the Corporation to comply with the Registration Rights Agreement; and

(iii) The Corporation shall have executed and delivered to Alan H. Auerbach a warrant to purchase additional shares of Common Stock of the Corporation, substantially in the form of and with the terms set forth in the form of warrant attached as Exhibit I hereto (the “Auerbach Lock-Up”).

Section 6. Covenants and Agreements of the Corporation.

(a) Consummation of the Merger. The Corporation will cause the Merger to occur immediately after the Closing and the Upstream Merger to occur as promptly as practicable after the closing of the Merger. If the Merger is not consummated immediately following the Closing (and in any event no later than the end of the day on the date hereof) or the Upstream Merger is not consummated as promptly as practicable thereafter (and in any event no later than the end of the business day following the closing of the Merger), then, unless otherwise consented to in writing by an Investor and the Corporation, the Corporation shall immediately return to each Investor (other than any consenting Investor) the entire aggregate cash Purchase Price paid by such Investor to the Corporation at the Closing, and the Corporation and such Investor shall thereafter deem the purchase and sale of the Shares and the Warrant by such Investor at the Closing to be rescinded as if it never occurred.

(b) Indemnification. The Corporation shall indemnify, defend and hold each of the Investors and their affiliates (and each of their respective directors, officers, employees, agents, representatives, successors and assigns, as applicable) harmless against any and all liabilities, losses, claims and damages, together with all reasonable costs and expenses related thereto (including reasonable legal fees and expenses), arising from, relating to, or connected with (i) the untruth, inaccuracy or breach of any representations, warranties or covenants of the Corporation contained herein, or (ii) any fraud by the Corporation.

(c) Listing of Shares. The Corporation shall use its best efforts to qualify the Shares and the Warrant Shares, if any, included in the Shelf Registration Statement (as such term is defined in the Registration Rights Agreement) for listing on a national securities exchange or comparable trading system within 12 months of the date that the Shelf Registration Statement is declared effective (the “Exchange Listing”).

(d) Form 8-K. The Corporation shall use its best efforts to file with the U.S. Securities and Exchange Commission (the “SEC”) no later than four (4) business days after the closing of the Merger, a current report on Form 8-K containing the information required by Item 2.01(f) thereof (the “Super 8-K”). The Super 8-K (i) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (ii) shall comply as to form in all material respects with the requirements of Form 8-K under the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations of the SEC promulgated thereunder.

(e) Use of Proceeds. The proceeds from the sale of Shares hereunder and from the sale of securities in the PIPE shall be used by the Corporation from and after the consummation of the Merger, solely for: (i) consideration for the redemption of securities under the Redemption Agreement (as such term is defined in the Merger Agreement), which shall not exceed $80,000 (including the expenses of the existing stockholders of IAC that are reimbursable by the Corporation); (ii) the fees and expenses of the Placement Agent with respect to its services in connection with the sale of Securities hereunder, the Merger and the PIPE, together with the fees and expenses of any other placement agent, broker, finder or advisor assisting with the PIPE, which shall not exceed $3,600,000 in the aggregate; (iii) all other out of pocket fees and expenses incurred by the Corporation in connection with the sale of the Securities hereunder, the Merger, the PIPE and future financing activities (including the reasonable fees and expenses of the Corporation’s legal counsel and auditors); and (iv) general corporate purposes, including clinical development of Neratinib.

(f) Board of IAC. From and after the closing of the Merger and until the next annual meeting of stockholders of the Corporation, the Board may consist of up to seven members, and shall include Alan H. Auerbach, Thomas R. Malley and, at the election of the Majority Investors, (i) one of two representatives designated by the Majority Investors (which designee shall be selected by Mr. Auerbach), or (ii) two of four representatives designated by the Majority Investors (which designees shall be selected by Mr. Auerbach), and such other directors as designated by the Board, up to a maximum of seven directors.

(g) PIPE Offering. The Corporation intends to issue and sell additional shares of its common stock to retail accredited investors and institutional holders in one or more closings of a private placement to occur within sixty (60) days of the closing of the Merger (the “PIPE”); provided, however, that the Corporation shall not raise aggregate gross cash proceeds from the sale of such shares in the PIPE in excess of the difference between (i) $60,000,000 and (ii) the aggregate gross cash proceeds received by the Corporation from the issuance and sale of the Shares to the Investors pursuant to this Agreement without the prior written consent of the Majority Investors. The Corporation may engage additional advisors to assist as placement agents, brokers or finders in connection with the PIPE; provided, however, that any commission or fees payable by the Corporation to such advisors, when combined with commissions and fees payable to the Placement Agent in connection with the offer and sale of the Securities, the Merger and the PIPE, shall not exceed $3,600,000 in the aggregate.

(h) Access to Information. Prior to the Merger, the Corporation will afford each Investor and its respective representatives reasonable access during normal business hours to the Corporation’s premises, properties, books, records, financial, tax and accounting records, agreements, and personnel, to obtain all information concerning its respective business, including the status of product development efforts, properties, results of operations and personnel, as such Investor may reasonably request.

(i) Amendment of IAC Certificate of Incorporation. Assuming the Corporation shall have received the written consent of at least the Majority Investors adopting and approving an amendment to the certificate of incorporation of IAC to remove the authorized shares of preferred stock (the “Charter Amendment”), the Corporation shall, promptly, but in no event more than thirty (30) days following the Merger, take all such steps as may be necessary, including, but not limited to, filing and circulating an information statement on Schedule 14C pursuant to Section 14(c) of the Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, to cause the Charter Amendment to be filed with the Secretary of State of the State of Delaware. The Corporation covenants and agrees not to issue, sell or transfer any shares of preferred stock of the Corporation prior to the effective date of the Charter Amendment.

(j) Auerbach Lock-Up. For a period of 12 months (or such shorter period as the Auerbach Lock-Up remains effective), the Corporation agrees not to take any action to amend or terminate the Auerbach Lock-Up without the prior written consent of the Majority Investors.

Section 7. Expenses.

The Corporation and each Investor shall bear their own expenses and legal fees incurred on their behalf with respect to the Transaction Documents and the transactions contemplated thereby; provided, however, that the Corporation shall reimburse Adage Capital Partners, L.P. (“Adage”) for all of its reasonable fees and expenses associated with this Agreement and the transactions contemplated hereby (including the reasonable fees and expenses of its counsel) subject to a maximum aggregate amount of $125,000. The amount of such reimbursable fees and expenses shall be deducted by Adage from the aggregate Purchase Price it is obligated to pay for the Securities purchased hereunder.

Section 8. Exchanges; Lost, Stolen or Mutilated Certificates.

Upon surrender by any Investor to the Corporation of certificates representing shares of Common Stock issued, purchased or acquired by such Investor hereunder, the Corporation, at its expense, will issue in exchange therefor, and deliver to such Investor, a new certificate or certificates representing such shares in such denominations as may be requested by such Investor. Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of any certificate representing any Securities purchased or acquired by any Investor hereunder and, in case of any such loss, theft or destruction, upon delivery of any indemnity agreement satisfactory to the Corporation, or in case of any such mutilation, upon surrender and cancellation of such certificate, the Corporation, at its expense, will issue and deliver to such Investor a new certificate for such Securities, of like tenor, in lieu of such lost, stolen or mutilated certificate.

Section 9. Survival of Representations, Warranties and Covenants.

The representations and warranties set forth herein shall survive the Closing indefinitely. The covenants set forth herein shall survive the Closing and continue until fully performed in accordance with their terms.

Section 10. Delays and Omissions.

No delay or omission to exercise any right, power, or remedy accruing to any holder of any Shares upon any breach or default of the Corporation under this Agreement shall impair any such right, power or remedy of such holder, nor shall it be construed to be a waiver of any such breach or default or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing or as provided in this Agreement. All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

Section 11. Successors and Assigns.

This Agreement shall bind and inure to the benefit of the Corporation and each of the Investors and the respective permitted successors and assigns of each of the Investors and the permitted successors and assigns of the Corporation. This Agreement and the rights and duties of the Investors set forth herein may be freely assigned, in whole or in part, by the Investors; provided that (i) such assignment be accompanied by the transfer of the lesser of (A) at least 100,000 Shares or (B) 100% of the Shares purchased by such Investor hereunder and (ii) such assignee agrees in writing with the Corporation to be bound and comply with the terms and provisions of this Agreement. Neither this Agreement nor any of the rights or duties of the Corporation set forth herein shall be assigned by the Corporation, in whole or in part, without having first received the written consent of the Majority Investors.

Notwithstanding the foregoing, upon the consummation of the Merger and with respect to all times following the consummation of the Merger, (i) the Corporation shall, and hereby does, irrevocably assign all of its rights, duties and obligations under this Agreement to IAC and (ii) IAC, by executing this Agreement as an anticipated successor and assign to the Corporation, does hereby irrevocably assume, effective upon the consummation of the Merger, all of the Corporation’s rights, duties and obligations under this Agreement (the “IAC Assignment”). Without limiting the generality of the foregoing, all of the covenants, rights, duties and obligations of the Corporation in Sections 6(b) – 6(g) shall, from and after the consummation of the Merger, as a result of the foregoing assignment and assumption, automatically, by operation of law, become the covenants, rights, duties and obligations of IAC and all references to Shares in such sections shall be references to IAC Shares. All parties to this Agreement, including the Majority Investors, hereby consent to the assignment and assumption contemplated between the Corporation and IAC set forth in this paragraph. For the avoidance of doubt and by way of example, the Corporation, the Investors and IAC acknowledge and agree that, as a result of the IAC Assignment, (i) the Exchange Listing shall be undertaken by IAC and such listing shall be made with respect to IAC Shares, (ii) the Super 8-K shall be filed by IAC and such filing shall be made with respect to IAC, (iii) covenants regarding the use of proceeds from the sale of Securities shall be binding on IAC, (iv) the size and composition of the board of directors of IAC shall be fixed and determined in compliance with the covenants set forth in Section 6(f), and (v) the PIPE shall be consummated, if ever, by IAC and shall entail the private placement of securities of IAC.

Section 12. Exculpation Among Investors; Independent Obligations and Rights.

Each Investor acknowledges that it is not relying upon any representations made by any person other than the Corporation in making its investment or decision to invest in the Corporation. Each Investor agrees that no Investor nor any respective controlling persons, officers, directors, partners, agents or employees of any Investor shall be liable to any other Investor for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Securities hereunder. The obligations of each Investor are several and not joint. The decision of each Investor to purchase Securities pursuant to this Agreement has been made by such Investor independently of any other Investor. Nothing contained herein and no action taken by an Investor shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no other Investor will be acting as agent of such Investor in connection with monitoring its investment in the Securities or enforcing its rights under this Agreement. Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.

Section 13. Entire Agreement.

This Agreement, together with the other writings referred to herein, or delivered hereunder and which form a part hereof, contains the entire agreement among the parties with respect to the subject matter hereof and amends, restates and supersedes all prior and contemporaneous arrangements or understandings, whether written or oral, with respect thereto.

Section 14. Notices.

All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered, certified or overnight mail, postage prepaid or telecopied or e-mailed with a confirmation copy by regular mail, addressed, telecopied or e-mailed, as the case may be, to such party at the address, telecopier number or e-mail address, as the case may be, set forth below or such other address, telecopier number or e-mail address, as the case may be, as may hereafter be designated in writing by the addressee to the addressor listing all parties:

If to the Corporation (or to IAC after the Closing of the Merger), to:

Puma Biotechnology, Inc.

10940 Wilshire Boulevard, Suite 600,

Los Angeles, California 90024

Attention: Alan H. Auerbach

Telecopier: (310) 443-4158

E-mail: ahauerbach@pumabiotechnology.com

with a copy to:

Latham & Watkins LLP

650 Town Center Drive, 20th Floor

Costa Mesa, California 92626

Attention: B. Shayne Kennedy, Esq.

Telecopier: (714) 755-8290

E-mail: shayne.kennedy@lw.com

If to Investors, as set forth on Schedule 1,

with a copy to:

Foley Hoag LLP

Seaport West

155 Seaport Boulevard

Boston, Massachusetts 02210

Attention: Peter M. Rosenblum, Esq.

Telecopies: (617) 832-7000

E-mail: pmr@foleyhoag.com

All such notices, requests, consents and other communications shall be deemed to have been received: (a) in the case of personal delivery, on the date of such delivery; (b) in the case of mailing, on the third business day following the date of such mailing; (c) in the case of overnight mail, on the first business day following the date of such mailing; (d) in the case of facsimile transmission, when confirmed by facsimile machine report; or (e) in the case of e-mail delivery, when confirmed by the sender’s e-mail system.

Section 15. Changes.

The terms and provisions of this Agreement may not be modified or amended, or any of the provisions hereof waived, temporarily or permanently, except pursuant to a writing executed by a duly authorized representative of the Corporation, IAC and the Majority Investors.

Section 16. Counterparts.

This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

Section 17. Headings.

The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

Section 18. Nouns and Pronouns.

Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice-versa.

Section 19. Time.

Time shall be of the essence with respect to all dates and time periods set forth or referred to in this Agreement.

Section 20. Knowledge; Use of “proposed to be conducted” and “Including”.

As used herein, “knowledge” of the Corporation, with respect to any fact or matter in question, shall be deemed to exist to the extent that Alan H. Auerbach or Charles Eyler is actually aware or should have been aware after having made reasonable inquiry of such fact or matter. As used herein, references to the business “as proposed to be conducted” refer to the further development and commercialization of the Products (as such term is defined in the Pfizer License) for the Uses (as such term is defined in the Pfizer License). Unless the context otherwise requires, the words “include,” “includes,” and “including” are deemed to be followed by “without limitation” whether or not they are followed by such words or words of similar import.

Section 21. Severability.

Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 22. Further Assurances.

The parties shall cooperate reasonably with each other in connection with any steps required to be taken as part of their respective obligations under this Agreement, and shall furnish upon request to each other such further information, execute and deliver to each other such other documents, and do such other acts and things, all as the other party may reasonably request for purposes of carrying out the intent of this Agreement and consummating the transactions contemplated hereby.

Section 23. Governing Law; Jurisdiction and Venue.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York, excluding choice of laws rules thereof. In any action or proceeding between any of the parties arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement, each of the parties hereto: (a) irrevocably and unconditionally consents and submits, for itself and its property, to the exclusive jurisdiction and venue of any New York court (or, in the case of any claim as to which the federal courts have exclusive subject matter jurisdiction, the Federal court of the United States of America, sitting in the Southern District of New York); (b) agrees that all claims in respect of such action or proceeding must be commenced, and may be heard and determined, exclusively in such New York court (or, if applicable, such Federal court); (c) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such action or proceeding in such New York court (and, if applicable, such Federal court); and (d) waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in such New York court (or, if applicable, such Federal court). Each of the parties hereto agrees that a final judgment in any such action or proceeding may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 15. Nothing in this Agreement shall affect the right of any party to this Agreement to serve process in any other manner permitted by applicable law.

Section 24. Massachusetts Business Trust.

Certain Investors are Massachusetts Business Trusts. A copy of the Agreement and Declaration of Trust of each such Investor is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this Agreement is executed on behalf of the trustees of each such Investor as trustees and not individually and that the obligations of this Agreement are not binding on any of the trustees, officers or stockholders of any such Investor individually but are binding only upon each such Investor and its assets and property.

Section 25. No Promotion. The Company agrees that it will not, without the prior written consent of any Investor (or any investment adviser of such Investor), use in advertising, publicity, or otherwise, the name of such Investor (or any investment adviser of such Investor), or any partner or employee of such Investor (or any Investment Adviser of such Investor), as applicable, nor any trade name, trademark, trade device, service mark, symbol or any abbreviation, contraction or simulation thereof owned by such Investor (or any investment adviser of such Investor) or any of their respective affiliates, as applicable. The Company further agrees that, unless such disclosure is required by applicable law, it shall obtain the written consent of such Investor (or any investment adviser of such Investor), prior to the Company’s or any of its affiliates’ issuance of any public statement detailing the investment in the Company by the Investors (or any investment adviser of such Investor), pursuant to this Agreement.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

IN WITNESS WHEREOF, THE PARTIES HERETO HAVE EXECUTED THIS AGREEMENT AS OF THE DATE FIRST ABOVE WRITTEN.

THE CORPORATION:

PUMA BIOTECHNOLOGY, INC.

By:	/s/ Alan H. Auerbach
Name:	Alan H. Auerbach
Title:	President and Chief Executive Officer

[Signature Page to Securities Purchase Agreement]

As the successor and assign to Corporation pursuant to Section 11 hereof:

INNOVATIVE ACQUISITIONS CORP.

By:	/s/ Robert Johnson
Name:	Robert Johnson
Title:	President

[Signature Page to Securities Purchase Agreement]

INVESTOR:

ADAGE CAPITAL PARTNERS, L.P.

By:	/s/ Phillip T. Gross
Authorized Signatory

Phillip T. Gross
Name Printed

Managing Director
Title

[Signature Page to Securities Purchase Agreement]

INVESTOR: BBT FUND, L.P. By: BBT Genpar, L.P., general partner By: BBT-FW, Inc., general partner

By:	/s/ William O. Reimann
William O. Reimann
Vice President

[Signature Page to Securities Purchase Agreement]

INVESTOR:

BROOKSIDE CAPITAL PARTNERS FUND, L.P.

By:	/s/ Ranesh Ramanathan
Authorized Signatory

Ranesh Ramanathan
Name Printed

General Counsel
Title

[Signature Page to Securities Purchase Agreement]

INVESTOR:

FIDELITY CONTRAFUND: FIDELITY ADVISOR NEW INSIGHTS FUND

By:	/s/ Jeffrey Christian
Authorized Signatory

Jeffrey Christian
Name Printed

Deputy Treasurer
Title

[Signature Page to Securities Purchase Agreement]

INVESTOR:

FIDELITY SELECT PORTFOLIOS: HEALTH CARE PORTFOLIO

By:	/s/ Jeffrey Christian
Authorized Signatory

Jeffrey Christian
Name Printed

Deputy Treasurer
Title

[Signature Page to Securities Purchase Agreement]

INVESTOR:

FIDELITY SELECT PORTFOLIOS: BIOTECHNOLOGY PORTFOLIO

By:	/s/ Jeffrey Christian
Authorized Signatory

Jeffrey Christian
Name Printed

Deputy Treasurer
Title

[Signature Page to Securities Purchase Agreement]

INVESTOR:

FIDELITY ADVISOR SERIES VII: FIDELITY ADVISOR BIOTECHNOLOGY FUND

By:	/s/ Jeffrey Christian
Authorized Signatory

Jeffrey Christian
Name Printed

Deputy Treasurer
Title

[Signature Page to Securities Purchase Agreement]

INVESTOR:

FIDELITY SELECT PORTFOLIOS: PHARMACEUTICALS PORTFOLIO

By:	/s/ Jeffrey Christian
Authorized Signatory

Jeffrey Christian
Name Printed

Deputy Treasurer
Title

[Signature Page to Securities Purchase Agreement]

INVESTOR:

FORESITE CAPITAL II-A, LLC

By:	Foresite Capital II-A Management, LLC,
its Managing Member

	By:	/s/ James B. Tananbaum
James B. Tananbaum
Managing Member

[Signature Page to Securities Purchase Agreement]

INVESTOR:

H&Q HEALTHCARE INVESTORS *

By:	/s/ Laura Woodward
Authorized Signatory

Laura Woodward
Name Printed

Treasurer
Title

*	The name H&Q Healthcare Investors is the designation of the Trustees for the time being under an Amended & Restated Declaration of Trust dated April 12, 1987, as amended, and all persons dealing with H&Q Healthcare Investors must look solely to the trust property for the enforcement of any claim against H&Q Healthcare Investors, as neither the Trustees, officers nor shareholders assume any personal liability for the obligations entered into on behalf of H& Q Healthcare Investors.

INVESTOR:

H&Q LIFE SCIENCES INVESTORS *

By:	/s/ Laura Woodward
Authorized Signatory

Laura Woodward
Name Printed

Treasurer
Title

*	The name H&Q Life Sciences Investors is the designation of the Trustees for the time being under an Amended & Restated Declaration of Trust dated February 20, 1992, as amended, and all persons dealing with H&Q Life Sciences Investors must look solely to the trust property for the enforcement of any claim against H&Q Life Sciences Investors, as neither the Trustees, officers nor shareholders assume any personal liability for the obligations entered into on behalf of H&Q Life Sciences Investors.

[Signature Page to Securities Purchase Agreement]

INVESTOR:

JANUS GLOBAL LIFE SCIENCES FUND, A SERIES OF JANUS INVESTMENT FUND

By:	/s/ Andrew Acker
Andrew Acker
Executive Vice President

[Signature Page to Securities Purchase Agreement]

INVESTOR:

PRUDENTIAL SECTOR FUNDS, INC. – PRUDENTIAL HEALTH SCIENCES FUND D/B/A PRUDENTIAL JENNISON HEALTH SCIENCES FUND (THE “FUND”)

By:	Jennison Associates LLC (“Jennison”), as sub-advisor to the Fund

	By:	/s/ David Chan
David Chan
Managing Director of Jennison and Portfolio Manager to the Fund

[Signature Page to Securities Purchase Agreement]

INVESTOR:

LEERINK SWANN CO-INVESTMENT FUND LLC

By:	/s/ Donald Notman
Authorized Signatory

Donald Notman
Name Printed

Managing Director
Title

[Signature Page to Securities Purchase Agreement]

INVESTOR:

ORBIMED PRIVATE INVESTMENTS IV, LP

By:	OrbiMed Capital GP IV LLC, its general partner

By:	OrbiMed Advisors LLC, its managing member

	By:	/s/ Carl L. Gordon
Carl L. Gordon
Member

[Signature Page to Securities Purchase Agreement]

INVESTOR:

FOURTH AVENUE CAPITAL PARTNERS LP

By:	Its general partner, Capital Partners GP LLC

By:	/s/ Dan Gold
Authorized Signatory

Dan Gold
Name Printed

Managing Member
Title

By:	/s/ Tracy Fu
Authorized Signatory

Tracy Fu
Name Printed

Managing Member
Title

[Signature Page to Securities Purchase Agreement]

BRYAN WHITE

By:	/s/ Bryan K. White

Bryan K. White
Name Printed

[Signature Page to Securities Purchase Agreement]

INVESTORS:

T. ROWE PRICE ASSOCIATES, INC.
Investment Adviser, for an on behalf of the advisory clients listed below (Investors):

T. Rowe Price Health Sciences Fund, Inc.

T. Rowe Price Health Sciences Portfolio

TD Mutual Funds – TD Health Sciences Fund

Valic Company I – Health Sciences Fund

John Hancock Variable Insurance Trust – Health

            Sciences Trust

John Hancock Funds II – Health Sciences Fund

By:	/s/ Kris H. Jenner
Authorized Signatory

Kris H. Jenner
Name Printed

Vice President
Title

[Signature Page to Securities Purchase Agreement]

INVESTOR:

SALTHILL PARTNERS, L.P.

By:	/s/ Steven M. Hoffman
Authorized Signatory

Steven M. Hoffman
Name Printed

Vice President & Counsel
Title

[Signature Page to Securities Purchase Agreement]

INVESTOR:

SALTHILL INVESTORS (BERMUDA), L.P.

By:	/s/ Steven M. Hoffman
Authorized Signatory

Steven M. Hoffman
Name Printed

Vice President & Counsel
Title

[Signature Page to Securities Purchase Agreement]

INVESTOR:

HAWKES BAY MASTER INVESTORS (CAYMAN) LP

By:	/s/ Steven M. Hoffman
Authorized Signatory

Steven M. Hoffman
Name Printed

Vice President & Counsel
Title

[Signature Page to Securities Purchase Agreement]

INVESTOR:

/s/ Frank Zavrl
Frank Zavrl

Schedule I

to

Securities Purchase Agreement dated October 4, 2011

No.	Name of Investor	Address of Record	Common Stock Shares	Certificate(s) and Warrant to be delivered to:
1	Adage Capital Partners L.P.	Adage Capital Partners, LP 200 Clarendon Street, 52nd Boston, MA 02116	3,200,000	Dan Lehan Chief Operating Officer Adage Capital Management, L.P. 200 Clarendon Street, 52nd Boston, MA 02116 T: 617.867.2855 F: 617.867.2801

2	BBT Fund, L.P.	BBT Fund, L.P. 201 Main Street, Suite 3200 Fort Worth, Texas 76102 Attn: William O. Reimann	400,000	BBT Fund, L.P. 201 Main Street, Suite 3200 Fort Worth, Texas 76102 Attn: William O. Reimann
3	Brookside Capital Partners Fund, L.P.	Brookside Capital LLC John Hancock Tower 200 Clarendon Street Boston, MA 02116	1,666,667	Brown Brothers Harriman & Co 140 Broadway New York, NY 10005 Attn: Trade Settlements - William Pinamonti Brookside Capital Partners Fund, LP account #8124711
4	Mag & Co fbo Fidelity Contra Fund: Fidelity Advisor New Insights Fund	Fidelity Contrafund: Fidelity Advisor New Insights Fund 82 Devonshire Street Boston, MA 02109	422,223	Brown Brothers Harriman & Co Attn: Trade Settlements - Bill Pinamonti 140 Broadway New York, NY 10005-1101 A/C 6157762

No.	Name of Investor	Address of Record	Common Stock Shares	Certificate(s) and Warrant to be delivered to:
5	Mag & Co fbo Fidelity Select Portfolios: Health Care Portfolio	Fidelity Select Portfolios: Health Care Portfolio 82 Devonshire Street Boston, MA 02109	555,556	Brown Brothers Harriman & Co Attn: Trade Settlements - Bill Pinamonti 140 Broadway New York, NY 10005-1101 A/C 8103806
6	Mag & Co fbo Fidelity Select Portfolios: Biotechnology Portfolio	Fidelity Select Portfolios: Biotechnology Portfolio 82 Devonshire Street Boston, MA 02109	522,668	Brown Brothers Harriman & Co Attn: Trade Settlements - Bill Pinamonti 140 Broadway New York, NY 10005-1101 A/C 8107682
7	Bangle & Co fbo Fidelity Advisor Series VII: Fidelity Advisor Biotechnology Fund	Fidelity Advisor Series VII: Fidelity Advisor Biotechnology Fund 82 Devonshire Street Boston, MA 02109	32,887	DTCC/NY Window 55 Water Street New York, NY 10041 SSB Internal Account #24F3 Attn: Robert Mendez
8	Mag & Co fbo Fidelity Select Portfolios: Pharmaceuticals Portfolio	Fidelity Select Portfolios: Pharmaceuticals Portfolio 82 Devonshire Street Boston, MA 02109	133,333	Brown Brothers Harriman & Co Attn: Trade Settlements - Bill Pinamonti 140 Broadway New York, NY 10005-1101 A/C 6142640
9	Foresite Capital II-A, LLC	Foresite Capital II-A, LLC 3052 Pacific Avenue San Francisco, CA 94115	1,386,666	Foresite Capital II-A, LLC 3052 Pacific Avenue San Francisco, CA 94115

Schedule I – Page 2

No.	Name of Investor	Address of Record	Common Stock Shares	Certificate(s) and Warrant to be delivered to:
10	H&Q Healthcare Investors	H&Q Healthcare Investors 2 Liberty Square 9th Floor Boston, MA 02109 617-772-8515	763,600	H&Q Healthcare Investors 2 Liberty Square 9th Floor Boston, MA 02109 617-772-8515
11	H&Q Life Sciences Investors	H&Q Life Sciences Investors 2 Liberty Square 9th Floor Boston, MA 02109 617-772-8515	343,067	H&Q Life Sciences Investors 2 Liberty Square 9th Floor Boston, MA 02109 617-772-8515
12	Janus Global Life Sciences Fund, a series of Janus Investment Fund	Janus Global Life Sciences Fund, a series of Janus Investment Fund 151 Detroit Street Denver, CO 80206	666,666	DTC / New York Window 55 Water Street New York, NY 10041 Attn: Robert Mendez Ref: SSB Fund #NB32
13	Hare & Co., as nominee for Prudential Sector Funds, Inc. - Prudential Health Sciences Fund	c/o Jennison Associates LLC 466 Lexington Avenue New York, NY 10017	533,334

Hare & Co., as nominee for

Prudential Sector Funds, Inc. -

Prudential Health Sciences Fund

c/o One Wall Street, 3rd Floor,

Window A

New York, NY 10286

Attn: Prudential Jennison Health

Sciences Fund #296227

Contact: Leif Hines

14	Leerink Swann Co-Investment Fund LLC	Leerink Swann Co-Investment Fund, LLC One Federal Street, 37th Floor Boston, MA 02110	8,000	Leerink Swann Co-Investment Fund, LLC One Federal Street, 37th Floor Boston, MA 02110

Schedule I – Page 3

No.	Name of Investor	Address of Record	Common Stock Shares	Certificate(s) and Warrant to be delivered to:
15	OrbiMed Private Investments IV, LP	OrbiMed Private Investments IV, LP 767 Third Avenue, 30th Floor New York, NY 10017	992,000	Merrill Lynch Private Equity & Venture Capital Services 600 California Street, 8th Floor San Francisco, CA 94108 Attn: Thomas Hutson-Wiley 415-576-860
16	Fourth Avenue Capital Partners LP	Fourth Avenue Capital Partners LP 1177 Avenue of the Americas 9th Floor New York, NY 10036	382,222	Marc Karis Deutsche Bank Securities Inc. Global Markets 60 Wall Street, 10005-2836 New York, NY, USA Tel. +1(212)250-2285 Fax +1(646)502-4363
17	Lobstercrew & Co.	T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202 Attn: Andrew Back Vice President and Sr. Legal Counsel	545,725	State Street Bank New York Settlements DTC/NY Window 55 Water Street New York, NY 10041 Attn: Robert Mendez Account: State Street Fund - T. Rowe Price Health Sciences Fund Fund #70F1

Schedule I – Page 4

No.	Name of Investor	Address of Record	Common Stock Shares	Certificate(s) and Warrant to be delivered to:
18	HorizonBeach & Co.	T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202 Attn: Andrew Back Vice President and Sr. Legal Counsel	12,875	State Street Bank New York Settlements DTC/NY Window 55 Water Street New York, NY 10041 Attn: Robert Mendez Account: State Street Fund - T. Rowe Price Health Sciences Portfolio Fund #70J5
19	Mac & Co.	T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202 Attn: Andrew Back Vice President and Sr. Legal Counsel	27,500	Mellon Securities Trust Co. One Wall Street 3rd Floor - Receive Window C New York, NY 10286 Reference: TD Health Sciences Fund Fund #TDKF1068002
20	Annuitant & Co.	T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202 Attn: Andrew Back Vice President and Sr. Legal Counsel	14,156	State Street Bank New York Settlements DTC/NY Window 55 Water Street New York, NY 10041 Attn: Robert Mendez Account: State Street Fund - John Hancock Funds II - Health Sciences Fund Fund #2Y74

Schedule I – Page 5

No.	Name of Investor	Address of Record	Common Stock Shares	Certificate(s) and Warrant to be delivered to:
21	Lamppost & Co.	T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202 Attn: Andrew Back Vice President and Sr. Legal Counsel	28,087	State Street Bank New York Settlements DTC/NY Window 55 Water Street New York, NY 10041 Attn: Robert Mendez Account: State Street Fund - John Hancock Trust - Health Sciences Trust Fund #2C77
22	Squidrig & Co.	T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202 Attn: Andrew Back Vice President and Sr. Legal Counsel	38,324	State Street Bank New York Settlements DTC/NY Window 55 Water Street New York, NY 10041 Attn: Robert Mendez Account: State Street Fund - VALIC Co I - Health Sciences Fund Fund #F425
23	Hawkes Bay Master Investors (Cayman) LP	Hawkes Bay Master Investors (Cayman) LP 280 Congress Street Boston, MA 02210	453,400	Goldman, Sachs & Co 200 West Street 3rd Floor New York, NY 10282 Attn: Jon Scalzo Ph: (212) 934-3941
24	Salthill Investors (Bermuda) L.P.	Salthill Investors (Bermuda) L.P. 280 Congress Street Boston, MA 02210	126,100	Deutsche Bank 60 Wall Street 13th Floor New York, NY 10005 Attn: Eytan Shamash Ph: (212) 250-6401

Schedule I – Page 6

No.	Name of Investor	Address of Record	Common Stock Shares	Certificate(s) and Warrant to be delivered to:
25	Salthill Partners, L.P.	Salthill Partners, L.P. 280 Congress Street Boston, MA 02210	153,900	Deutsche Bank 60 Wall Street 13th Floor New York, NY 10005 Attn: Eytan Shamash Ph: (212) 250-6401
				JP Morgan Private Bank 500 Stanton Christiana Road OPS3FL1 Newark, DE 19713
				Attn: Eric Robson

26	Frank Zavrl		1,066,666	Ph: (855) 800-9137

27	Bryan White	601 Union Street, 56th Floor Seattle, WA 98101	191,111	601 Union Street, 56th Floor Seattle, WA 98101

	Total:		14,666,733

Schedule I – Page 7

Schedule II

Wiring Instructions:

Domestic Wire Routing #:	121000248
Account #:	##########
Bank:	Wells Fargo

EXHIBIT A

FORM OF WARRANT

EXHIBIT B

FORM OF REGISTRATION RIGHTS AGREEMENT

EXHIBIT C

SCHEDULE OF EXCEPTIONS

Schedule of Exceptions

of

Puma Biotechnology, Inc.

Attached hereto is the Schedule of Exceptions (the “Schedule of Exceptions”) of Puma Biotechnology, Inc. (the “Corporation”), referred to in the Securities Purchase Agreement, dated as of October 4, 2011 (the “Securities Purchase Agreement”), by and among the Company, the persons listed on Schedule I attached thereto, and Innovative Acquisitions Corp., a Delaware corporation, but only for the purposes of Section 11 thereof.

The disclosures contained in the Schedule of Exceptions are not an admission that all of the matters set forth in the Schedule of Exceptions call for disclosure, as this Schedule of Exceptions may also include additional matters that relate to the subject matter addressed in the representations and warranties contained in the Securities Purchase Agreement. Such additional matters are included for informational purposes.

Headings have been inserted in the Schedule of Exceptions for convenience of reference only. All matters disclosed by the Corporation in the Schedule of Exceptions with respect to any section of the Securities Purchase Agreement shall be deemed a disclosure of such matters for any other section of the Securities Purchase Agreement to the extent the relevance to such other section is readily apparent from the plain language of such disclosures.

Schedule 3(f)

Capitalization

Unsecured Convertible Promissory Note, dated September 9, 2011 (“Convertible Note”), by and between the Corporation and Alan H. Auerbach.

Schedule 3(g)

Agreements; Action

1.	License Agreement, dated August 18, 2011 (“Pfizer License”), by and between the Corporation and Pfizer, Inc. (“Pfizer”)

2.	Convertible Note

3.	Engagement Letter, dated August 3, 2011, by and between the Corporation and Leerink Swann LLC

4.	Attorney-Client Fee Agreement, dated August 30, 2011, by and among, Richardson & Patel LLP, Innovative Acquisitions Corp. and, solely with respect to the reimbursement of the fees described in paragraph 2 thereof, the Corporation (“Reimbursement Letter”)

Schedule 3(i)

Intellectual Property

Under the Pfizer License, Pfizer agreed to grant to the Corporation a worldwide license for the development, manufacture and commercialization of PB272 (oral), PB272 (IV) and PB357, and certain related compounds upon the Corporation’s issuing and selling equity securities resulting in gross proceeds of at least $25 million and leaving the Corporation with a net worth of at least $22.5 million. The Pfizer License, when effective, will be exclusive, except with respect to certain patent rights owned or licensed to Pfizer in the future, which will be licensed to the Corporation nonexclusively. The Pfizer License expires if the conditions triggering the Corporation’s right to obtain the license do not occur on or before October 17, 2011.

In connection with the grant to the Corporation of rights under the Pfizer License, the Corporation intends to assume, if possible, Pfizer’s rights under certain agreements with contract research, manufacturing and similar organizations and vendors, and to enter into additional arrangements with such types of entities to support development of the Corporation’s products. Because the conditions triggering the Corporation’s right to obtain the license have not occurred, the Corporation has not yet assumed Pfizer’s rights under such agreements or entered into such arrangements with such entities and vendors.

Schedule 3(k)

Related Party Transactions

Convertible Note

Schedule 3(m)

Title to Property and Assets

The first paragraph on Schedule 3(i) is incorporated herein by reference.

Schedule 3(n)

Permits

The Company’s lead product candidate, PB272 (neratinib), is in the early stages of development. Commercialization of the product will require further clinical studies and approval from the FDA. This is an expensive and time consuming process that may never result in a commercial product.

Schedule 3(s)

Financial Statements

The Corporation’s audited income statement, balance sheet, and statement of cash flows for the year ended December 31, 2010 and its unaudited income statement, balance sheet and statement of cash flows at June 30, 2011 and for the six months then ended are attached hereto.

Schedule 3(t)

Absence of Undisclosed Liabilities

Convertible Note

Schedule 3(u)

Changes

1.	Pfizer License

2.	Convertible Note

3.	Reimbursement Letter

4.	Agreement and Plan of Merger, dated September 29, 2011, by and among the Corporation, Innovative Acquisitions Corp., and IAC Merger Corporation

5.	Indemnity Agreement, dated September 29, 2011, by and among Innovative Acquisitions Corp., the Corporation, Robert Johnson, Faraaz Siddiqi and Kapil Munjal

EXHIBIT D

FORM OF MERGER AGREEMENT

EXHIBIT E

FORM OF LOCK UP

LOCK-UP AGREEMENT

October 4, 2011

Puma Biotechnology, Inc.

10940 Wilshire Boulevard, Suite 600

Los Angeles, California 90024

Ladies and Gentlemen:

This Lock-Up Agreement is being delivered to you in connection with that certain Securities Purchase Agreement, dated as of October 4, 2011 (the “Agreement”), by and among Puma Biotechnology, Inc., a Delaware corporation, and the persons listed on Schedule I attached thereto. Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Agreement.

The undersigned hereby agrees that, for a period beginning on the date hereof and ending on the later of (a) the date of the closing of the PIPE and (b) the date on which shares of the Common Stock or shares of the common stock of IAC (together with the Common Stock, the “Restricted Stock”) are first listed for quotation on an over-the-counter market (including, without limitation, the OTCBB, the OTCQX or the Pink Sheets) or listed for quotation on any national securities exchange or trading system, the undersigned will not, without the prior written consent of the Majority Investors, sell, transfer, dispose of, contract to sell, sell any option or contract to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Restricted Stock beneficially owned by the undersigned or any securities convertible into or exercisable or exchangeable for shares of Restricted Stock.

Notwithstanding the foregoing, the undersigned may exchange the shares of Common Stock beneficially owned by him for shares of IAC common stock pursuant to the Merger.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York, excluding choice of laws rules thereof.

Very truly yours,

Alan H. Auerbach

EXHIBIT F

FORM OF OPINION OF LATHAM & WATKINS LLP

650 Town Center Drive, 20th Floor
Costa Mesa, California 92626-1925
Tel: +1.714.540.1235 Fax: +1.714.755.8290
www.lw.com

FIRM / AFFILIATE OFFICES
	Abu Dhabi	Moscow
	Barcelona	Munich
	Beijing	New Jersey
	Boston	New York
	Brussels	Orange County
	Chicago	Paris
October , 2011	Doha	Riyadh
	Dubai	Rome
The Purchasers listed on Exhibit A hereto	Frankfurt	San Diego
	Hamburg	San Francisco
	Hong Kong	Shanghai
	Houston	Silicon Valley
	London	Singapore
	Los Angeles	Tokyo
	Madrid	Washington, D.C.
Re: Puma Biotechnology, Inc.	Milan

File No. 048463-0001

Ladies and Gentlemen:

We have acted as special counsel to Puma Biotechnology, Inc., a Delaware corporation (the “Company”), in connection with the sale to the purchasers identified on Exhibit A hereto (each a “Purchaser” and, collectively, the “Purchasers”) by the Company of 14,666,733 shares (the “Shares”) of common stock of the Company, par value $0.0001 per share (the “Common Stock”), and warrants (the “Warrants”) issued to the Purchasers to purchase an indeterminate number of shares of the Company’s Common Stock, par value $0.0001 per share (the “Warrant Shares”), pursuant to that certain Securities Purchase Agreement, dated as of October 4, 2011 (the “Purchase Agreement”), by and among the Company and the Purchasers. This letter is furnished pursuant to Section 5(a)(iii) of the Purchase Agreement.

As such counsel, we have examined such matters of fact and questions of law as we have considered appropriate for purposes of this letter, except where a specific fact confirmation procedure is stated to have been performed (in which case we have with your consent performed the stated procedure). We have examined, among other things, the following:

(a) The Purchase Agreement, the Registration Rights Agreement, dated as of October 4, 2011 by and among the Company and the Purchasers (the “Registration Rights Agreement”) and the Warrants;

(b) The Agreement and Plan of Merger dated as of September 29, 2011 (the “Merger Agreement”), by and among the Company, Innovative Acquisitions Corp., a Delaware corporation (“IAC”), and IAC Merger Corporation, a Delaware corporation, relating to the Merger of IAC Merger Corporation with and into the Company (the “Merger”);

(c) The agreements identified to us by an officer of the Company as material to the Company and listed in Exhibit B hereto (the “Specified Agreements”); and

(d) The Certificate of Incorporation of the Company, as amended (the “Certificate”), and the Bylaws of the Company (the “Bylaws,” and together with the Certificate, the “Governing Documents”) and certain resolutions of the Board of Directors of the Company.

October     , 2011

Except as otherwise stated herein, as to factual matters, we have, with your consent, relied upon the foregoing and upon oral or written statements and representations of officers and other representatives of the Company and others, including the representations and warranties of the Company and Purchasers in the Purchase Agreement. We have not independently verified such factual matters.

Except as otherwise stated herein, we are opining as to the effect on the subject transaction only, in numbered paragraphs 7 and 8 of this letter, of the federal laws of the United States, in paragraphs 3, 6 and 7 of this letter, the internal laws of the State of New York, and in numbered paragraphs 1, 2, 4, 5 and 7(i), (ii) and (iv) of this letter the Delaware General Corporation Law (the “DGCL”), and we express no opinion with respect to the applicability thereto, or the effect thereon, of the laws of any other jurisdiction or, in the case of Delaware, any other laws, or as to any matters of municipal law or the laws of any local agencies within any state. Except as otherwise stated herein, our opinions are based upon our consideration of only those statutes, rules and regulations which, in our experience, are normally applicable to the sale of shares of common stock and warrants in a private placement and the merger of two companies in a private transaction.

Subject to the foregoing and the other matters set forth herein, as of the date hereof:

1. The Company is a corporation under the DGCL with corporate power and authority to enter into the Purchase Agreement, the Registration Rights Agreement and the Warrants, and perform its obligations thereunder. With your consent, based solely on certificates from public officials, we confirm that the Company is validly existing and in good standing under the laws of the State of Delaware.

2. The execution, delivery and performance of the Purchase Agreement, the Registration Rights Agreement, the Warrants and the Merger Agreement have been duly authorized by all necessary corporate action of the Company, and the Purchase Agreement, the Registration Rights Agreement, the Warrants and the Merger Agreement have been duly executed and delivered by the Company.

3. Each of the Purchase Agreement, the Registration Rights Agreement and the Merger Agreement constitutes a legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms. Upon consummation of the Merger, the Registration Rights Agreement and the Warrants will constitute legally valid and binding obligations of IAC, enforceable against IAC in accordance with their terms.

4. The authorized capital stock of the Company consists of 25,000,000 shares of Common Stock. With your consent, based solely on a review of the minute books and stock books and records of the Company made available to us, an officer’s certificate as to factual matters, including the receipt of consideration and issuance of stock certificates, immediately prior to the issuance of the Shares and Warrants, 4,000,000 shares of Common Stock were issued and outstanding, all of which have been duly authorized and validly issued, and are fully paid and nonassessable and 3,529,412 shares of Common Stock are reserved and available for issuance pursuant to the Company’s 2011 Incentive Award Plan.

October     , 2011

5. The Shares to be issued and sold by the Company pursuant to the Purchase Agreement have been duly authorized by all necessary corporate action of the Company and, when issued to and paid for by the Purchasers in accordance with the terms of the Purchase Agreement, will be validly issued, fully paid and nonassessable and free of preemptive rights arising from the Governing Documents and the DGCL.

6. When instruments representing the Warrants have been manually signed by an authorized officer of the Company, and have been issued by the Company in accordance with the Purchase Agreement, the Warrants will constitute legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms.

7. The execution and delivery of the Purchase Agreement and the issuance and sale of the Shares and the Warrants by the Company to the Purchasers pursuant to the Purchase Agreement, and the consummation of the Merger pursuant to the Merger Agreement, do not on the date hereof:

(i)	violate the Company’s Governing Documents;

(ii)	result in the breach of or a default under any of the Specified Agreements;

(iii)	violate any federal or New York statute, rule or regulation applicable to the Company or the DGCL; or

(iv)	require any consents, approvals, or authorizations to be obtained by the Company from, or any registrations, declarations or filings to be made by the Company with, any governmental authority under any federal or New York statute, rule or regulation applicable to the Company or the DGCL on or prior to the date hereof that have not been obtained or made.

8. Assuming the truthfulness of the representations of the Purchasers set forth in the Purchase Agreement and of the Company set forth in a certificate of an officer of the Company delivered to us in connection herewith, the accuracy of which we have assumed without independent inquiry, the Shares and Warrants, upon issuance and delivery and payment therefor in the manner described in the Purchase Agreement, will be issued in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended.

Our opinions are subject to: (i) the effect of bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws relating to or affecting the rights and remedies of creditors; (ii) the effect of general principles of equity, whether considered in a proceeding in equity or at law (including the possible unavailability of specific performance or injunctive relief), concepts of materiality, reasonableness, good faith and fair dealing, and the discretion of the court before which a proceeding is brought; (iii) the invalidity under certain circumstances under law or court decisions of provisions for the indemnification of or contribution to a party with respect to a liability where such indemnification or contribution is contrary to public policy; and (iv) we express no opinion with respect to (a) any provision for liquidated damages, default interest, late charges, monetary penalties, make-whole premiums or other economic remedies to the extent such provisions are deemed to constitute a penalty, (b) consents to, or restrictions upon, governing law, jurisdiction, venue, arbitration, remedies, or

October     , 2011

judicial relief; (c) any provision requiring the payment of attorneys’ fees, where such payment is contrary to law or public policy; (d) proxies, powers of attorney and voting agreements or trusts, including any provisions relative to the appointment of directors to the board of directors or the composition of the board of directors; and (e) the severability, if invalid, of provisions to the foregoing effect. We express no opinion or confirmation as to federal or state securities laws (except as set forth in paragraph 8 as to federal securities laws), tax laws, antitrust or trade regulation laws, insolvency or fraudulent transfer laws, antifraud laws, compliance with fiduciary duty requirements, pension or employee benefit laws, FINRA rules or stock exchange rules (without limiting other laws excluded by customary practice).

In so far as our opinions require interpretation of the Specified Agreements, with your consent, (i) we have assumed that courts of competent jurisdiction would enforce such agreements in accordance with their plain meaning, (ii) to the extent that any questions of legality or legal construction have arisen in connection with our review, we have applied the laws of the State of New York in resolving such questions, although certain of the Specified Agreements may be governed by other laws which differ from New York law, (iii) we express no opinion with respect to any breach or default under a Specified Agreement that would occur only upon the happening of a contingency, and (iv) we express no opinion with respect to any matters which require us to perform a mathematical calculation or make a financial or accounting determination.

With your consent, we have assumed (a) that the Purchase Agreement and the Registration Rights Agreement and the Merger Agreement have been duly authorized, executed and delivered by the parties thereto other than the Company, (b) that the Purchase Agreement, the Registration Rights Agreement and Merger Agreement constitute legally valid and binding obligations of the parties thereto other than the Company, enforceable against each of them in accordance with their respective terms, and (c) that the status of the Purchase Agreement, the Registration Rights Agreement, the Warrants and the Merger Agreement as legally valid and binding obligations of the parties is not affected by any (i) breaches of, or defaults under, agreements or instruments, or (ii) violations of statutes, rules, regulations or court or governmental orders, or (iii) failure to obtain required consents, approvals or authorizations from, or make required registrations, declarations or filings with, governmental authorities; provided that we make no such assumption to the extent we have specifically opined as to such matters with respect to the Company herein.

We understand that this letter is satisfactory in form and content to you and to your counsel and that such counsel has advised you concerning this letter’s assumptions, qualifications, limitations, and exceptions, both those expressed and those assumed in accordance with customary practice for third party legal opinions (as set forth in publications such as those of the Tribar Opinion Committee and the ABA Committee on Legal Opinions) and/or as established by customary practice for opinions of the kind.

This letter is furnished only to you in your capacity as a Purchaser, and is solely for your benefit in connection with the transactions referenced in the first paragraph. This letter may not be relied upon by you for any other purpose, or furnished to, assigned to, quoted to, or relied upon by any other person, firm or other entity for any purpose (including any person, firm or

October     , 2011

other entity that acquires Shares, Warrants or Warrant Shares or any interest therein from the Purchasers) without our prior written consent, which may be granted or withheld in our sole discretion.

Very truly yours,

DRAFT

October     , 2011

Exhibit A

Schedule of Purchasers

1.	Adage Capital Partners L.P.

2.	BBT Fund, L.P.

3.	Brookside Capital Partners Fund, L.P.

4.	Mag & Co fbo Fidelity Contra Fund: Fidelity Advisor New Insights Fund

5.	Mag & Co fbo Fidelity Select Portfolios: Health Care Portfolio

6.	Mag & Co fbo Fidelity Select Portfolios: Biotechnology Portfolio

7.	Bangle & Co fbo Fidelity Advisor Series VII: Fidelity Advisor Biotechnology Fund

8.	Mag & Co fbo Fidelity Select Portfolios: Pharmaceuticals Portfolio

9.	Foresite Capital II-A, LLC

10.	H&Q Healthcare Investors

11.	H&Q Life Sciences Investors

12.	Janus Global Life Sciences Fund, a series of Janus Investment Fund

13.	Hare & Co., as nominee for Prudential Sector Funds, Inc. - Prudential Health Sciences Fund

14.	Leerink Swann Co-Investment Fund LLC

15.	OrbiMed Private Investments IV, LP

16.	Fourth Avenue Capital Partners LP

17.	Lobstercrew & Co.

18.	HorizonBeach & Co.

19.	Mac & Co.

20.	Annuitant & Co.

21.	Lamppost & Co.

22.	Squidrig & Co.

23.	Hawkes Bay Master Investors (Cayman) LP

24.	Salthill Investors (Bermuda) L.P.

25.	Salthill Partners, L.P.

26.	Frank Zavrl

27.	Bryan White

October     , 2011

Exhibit B

Specified Agreements

1.	Agreement and Plan of Merger, dated September 29, 2011, by and among the Corporation, Innovative Acquisitions Corp., and IAC Merger Corporation

2.	Unsecured Convertible Promissory Note, dated September 9, 2011, by and between the Corporation and Alan H. Auerbach

3.	License Agreement, dated August 18, 201, by and between the Corporation and Pfizer, Inc.

4.	Engagement Letter, dated August 3, 2011, by and between the Corporation and Leerink Swann LLC

EXHIBIT G

FORM OF OPINION OF RICHARDSON & PATEL LLP

[LETTERHEAD OF RICHARDSON PATEL]

Draft                                                                                                                                                    October     , 2011

Puma Biotechnology, Inc. and its Stockholders

[Address]

Ladies and Gentlemen:

We have acted as counsel to Innovative Acquisitions, Inc. (the “Parent”) and IAC Merger Corporation (the “Sub”) in connection with the preparation, execution and delivery of an Agreement and Plan of Merger, dated as of September     , 2011 (the “Agreement”) by and among the Parent, Sub and Puma Biotechnology, Inc. (“Puma”) pursuant to which Puma will merge with and into the Sub with Puma remaining as the surviving entity (the “Merger”) and the transactions contemplated thereby. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

This opinion is furnished to Puma and its stockholders at the request of the Parent and the Sub in connection with the Merger.

In our capacity as counsel to the Parent and the Sub, we have examined, among other things, the following documents (collectively the “Reviewed Documents”):

1.	The Agreement (execution copy).

2.	The Certificate of Incorporation of the Parent and the Sub and all amendments thereto, the bylaws of the Parent and the Sub as currently in effect, and the minute books of the Parent certified as complete by an officer of the Parent.

3.	Certificates of Good Standing for the Parent and the Sub from the Delaware Secretary of State dated September , 2011.

4.	The Written Consent of the Board of Directors of each of the Parent and the Sub and of the Parent as sole stockholder of the Sub, authorizing the execution and delivery of the Agreement.

5.	Such other records of each of the Parent and the Sub and such agreements, certificates of public officials, certificates of officers or representatives of each of the Parent and the Sub, and such other documents, certificate and records we have deemed necessary or appropriate as a basis for the opinions set forth herein.

In such examination, we have assumed, but not independently verified, the genuineness of all signatures of all documents, letters, opinions and certificates, the authenticity of all documents submitted to us as originals, and the conformity with the original documents of all documents submitted to us as copies. As to any facts material to such opinions, we have, to the extent that such facts were not independently established by us, relied upon certificates of public officials or certificates or opinions of officers or other representatives of the Parent (no facts having come to our attention which would lead us to believe any such certification to be untrue) and representations of facts contained in the Reviewed Documents.

Our knowledge of the Parent and of the Sub and its legal and other affairs is limited by the scope of our engagement. We do not represent the Parent or the Sub with respect to all legal matters or issues. The Parent and the Sub handle certain legal matters and issues without the assistance of independent legal counsel.

Any reference to “our knowledge” or “knowledge” or to any matters “known to us”, “coming to our attention” or “of which we are aware” or any variation of any of the foregoing, shall mean the current actual knowledge as to the existence or absence of any facts which would contradict any assumption or opinion set forth in this opinion letter, of those attorneys of this firm who rendered substantive attention in connection with the Reviewed Documents or the Merger. Except as specifically set forth in this opinion letter, we have not undertaken any independent investigation to determine the existence or absence of such facts, and no inference as to our knowledge of the existence or absence of such facts should be drawn from the fact of our representation of the Parent or the Sub. Moreover, without limiting the generality of the foregoing and except as specifically provided in this opinion letter, we have not searched any computerized or electronic data bases or the dockets or records of any court, regulatory body or governmental agency or other filing office in any jurisdiction.

In giving the opinions expressed below, we have also assumed the following; (i) the legal capacity of each signatory; (ii) that the Agreement has been duly and validly authorized, executed, and delivered by the party or parties thereto (other than the Parent and the Sub); and (iii) that the Agreement constitutes the valid and binding agreement of the party or parties thereto (other than the Parent and the Sub) and enforceable against such party or parties in accordance with the terms thereof.

On the basis of the foregoing examinations and assumptions herein contained and in reliance thereon and on all matters of fact that we deem relevant under the circumstances, and upon consideration of the applicable law, subject to the qualifications and limitations herein stated, we are of the opinion that:

1. The Parent and the Sub have the requisite corporate power and authority to enter into and perform their obligations under the Agreement, and the transactions contemplated thereby. The execution, delivery and performance of the Agreement by the Parent and the Sub have been duly and validly authorized by all necessary corporate action on the part of the Parent and the Sub and no further consent or authorization of the Parent, the Sub or their respective Board of Directors or stockholders is required therefor.

2. The Agreement has been duly authorized, executed and delivered and constitutes a legal, valid and binding obligation of each of the Parent and the Sub, enforceable against the Parent and the Sub in accordance with its terms.

3. Parent’s authorized capital stock consists of (i) 100,000,000 shares of common stock, par value $0.0001 per share, of which 3,000,000 shares are issued and outstanding, and (ii) 10,000,000 shares of preferred stock, par value $0.0001, of which there are none issued and outstanding. Sub’s authorized capital consists of 10,000 shares of common stock, par value $0.0001 per share, all of which are issued and outstanding. All issued and outstanding shares of Parent and Sub capital stock are duly authorized, validly issued, fully paid, non-assessable and free of preemptive rights. To our knowledge there are no outstanding or authorized options, rights, warrants, calls, convertible securities, rights to subscribe, conversion rights or other agreements or commitments to which Parent or Sub is a party or which are binding upon Parent or Sub providing for the issuance by Parent or Sub or transfer by Parent or Sub of additional shares of Parent’s or Sub’s capital stock and neither Parent nor Sob has reserved any shares of its capital stock for issuance, nor are there any outstanding stock option rights, warrants to purchase capital stock, phantom equity or similar rights, contracts, arrangements or commitments to issue capital stock of Parent or Sub. To our knowledge there are no voting trusts or any other agreements or understandings with respect to the voting of Parent’s or Sub’s capital stock.

The opinions expressed herein are subject to the following qualifications:

A. Our opinions above are subject to the effect of the following: (i) applicable bankruptcy, reorganization, insolvency, liquidation, readjustment of debt, moratorium, fraudulent conveyance, equitable subordination, and other similar laws affecting creditors’ rights generally from time to time in effect, and (ii) state and federal public policies and principles of equity, regardless of whether considered in any equity proceeding or a proceeding at law, affecting rights, remedies and obligations provided in the Agreement and elsewhere including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, the exercise of discretionary powers by any court before which specific performance, injunctive relief, the appointment of a receiver or other equitable remedies may be sought, and to possible judicial action giving effect to governmental actions or foreign laws affecting creditors’ rights. Further, we express no opinion as to the following: (a) availability of any equitable or specific remedy (including, without limitation, the indemnification or contribution provisions of the Agreement) upon breach of any of the covenants, warranties or other provisions contained therein or otherwise; (b) agreements to the jurisdiction of a particular court, to the waiver of the right to jury trial, or to be served with process other than in accordance with express requirements of applicable law; (c) the enforceability of provisions establishing evidentiary standards, preventing or restricting the ability of any party to seek legal or equitable relief or to assert counterclaims, offsets, causes of action or defenses or limiting the ability of any party to plead matters or introduce matters into evidence; and (d) the enforceability of provisions purporting to reinstate obligations after discharge or disgorgement or after a determination that any such obligations were unenforceable.

B. The opinions set forth in this letter are based solely on, and are limited to, the internal laws of the State of New York, the General Corporation Law of the State of Delaware (the “DGCL”) and the federal securities laws of the United States of America. Other than our opinions under the DGCL with respect to due incorporation, corporate power and authority, validity of outstanding stock, and the authorization of the Agreement, all opinions rendered herein assume that the law governing the Agreement, and all other documents related to the transactions contemplated in the Agreement are the same as New York law as applied to person residing in the State of New York and transactions occurring in the State of New York. We express no opinion as to the laws of any other jurisdiction or governmental authority on any matters governed by such laws.

C. To the extent that the opinions herein expressed relate to actions and events that are to be performed or may take place in the future, those opinions are generally qualified in that such opinions are based upon facts and conditions presently prevailing and laws and regulations presently in effect.

D. We have assumed as to each of the parties (other than the Parent and the Sub) to the

Agreement and the other documents referred to therein or executed and delivered in connection therewith the following: (i) the due corporate or other existence of such party and the power and full legal right of such party under all applicable laws and regulations, without approvals, authorizations, consents or other orders of any public body or board, to execute, deliver and perform under the same; (ii) the due authorization, execution and delivery by such other party, and the legality, validity, binding character and enforceability as to such other party, of the same; and (iii) that such other party has all requisite power and authority, and has taken all necessary action, to enter into the Agreement and any such other document and to effect the transactions contemplated thereby, and has executed and delivered the Agreement and such other document(s).

This opinion is being delivered to the addressees and their legal counsel in connection with the execution and delivery of the Agreement in the course of our representation of the Parent and the Sub. The opinion is limited to the matters expressly set forth herein, and no opinion is implied or may be inferred beyond the matters expressly set forth herein. This opinion may not be relied upon by any person or governmental body or officer, except the addressees, without our prior written consent. This opinion is confidential and you may not disclose any part of it to any person or governmental body or officer except (i) your counsel, auditors and examiners, (ii) pursuant to an order of a court or (iii) with our prior written consent.

We assume no obligation to supplement or update this opinion to reflect any facts or circumstances which may hereafter come to our attention or any changes in any laws or court decisions which may hereafter occur.

Very truly yours,

Richardson & Patel LLP

EXHIBIT H

INVESTOR QUESTIONNAIRE

PUMA BIOTECHNOLOGY, INC.

INVESTOR QUESTIONNAIRE

SECTION 1.	QUESTIONS FOR INDIVIDUALS

1.	Legal Name:

2.	Address:

3.	Date of Birth:

4.	U. S. Citizen: Yes No

5.	Number of Dependents:

6.	Social Security No.:

7.	Accredited Investor Suitability Requirements.

Please indicate if you meet any of the following requirements:

(A)	I am a natural person and had an individual income in excess of $200,000 in each of the two most recent years and reasonably expect an income in excess of $200,000 in the current year. For these purposes “income” means my individual adjusted gross income for federal income tax purposes, plus (i) any deduction for long term capital gain; (ii) any deduction for depletion; (iii) any exclusion for interest; and (iv) any losses of a partnership allocated to an individual limited partner.

Yes                                                 No

(B)	I am a natural person and had a joint income with my spouse in excess of $300,000 in each of the two most recent years and reasonably expect a joint income with my spouse in excess of $300,000 in the current year. For these purposes “income” shall be determined as set forth in Section 1, clause 7(A) above.

Yes                                                 No

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(C)	I am a natural person and have an individual net worth on the date hereof (or joint net worth with my spouse) in excess of $1 million (excluding the value of my primary residence) [1].

Yes                                                 No

(D)	I am a natural person and am a director, executive officer or general partner of Puma Biotechnology, Inc. (the “Company”) or Innovative Acquisitions Corp. (“IAC”). For these purposes, “executive officer” shall mean the president, any vice president in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy making function, or any other person who performs similar policy making functions for the Company or IAC.

Yes                                                 No

SECTION 2.	QUESTIONS FOR ENTITIES

1.	Full Legal Name and Nature (e.g., limited partnership, corporation, trust, limited liability company) of Entity:

2.	Address:

3.	Date of Organization:

4.	State of Organization:

5.	Taxpayer Identification No.:

6.	Accredited Investor Suitability Requirements:

(A)	Was the entity formed for the specific purpose of investing in the Company or IAC?

Yes                                                 No

[1]

For purposes of this calculation, your “net worth” equals your total assets minus both your total liabilities and the value of your primary residence. To calculate the value of your primary residence, subtract from the estimated fair market value of the property the amount of debt secured by the property (up to the estimated fair market value of the property).

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(B)	If your answer to question (A) is “No,” CHECK whichever of the following statements is applicable to the entity; if your answer to question (A) is “Yes” or if none of the statements in Section 2, clause 6(B)(1) below are applicable, the entity must be able to certify to the statement in Section 2, clause 6(B)(2) below in order to qualify as an Accredited Investor.

(1)	The undersigned entity certifies that it is an Accredited Investor because it is:

(i)	a bank as defined in section 3(a)(2) of the Securities Act of 1933 (the “Act”) or a savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act, whether acting in an individual or fiduciary capacity;

Yes                             No

(ii)	a broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934;

Yes                             No

(iii)	an insurance company as defined in section 2(a)(13) of the Act;

Yes                            No

(iv)	an investment company registered under the Investment Company Act of 1940;

Yes                            No

(v)	a business development company as defined in section 2(a)(48) of the Investment Company Act of 1940;

Yes                             No

(vi)	a Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958;

Yes                             No

(vii)	a plan established and maintained by a state or its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees provided that such employee benefit plan has total assets in excess of $5,000,000;

Yes                             No

(viii)	an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, provided that the investment

3

decision is made by a plan fiduciary, as defined in section 3(21) of such act, and the plan fiduciary is either a bank, savings and loan association, insurance company or registered investment adviser or provided that the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, the investment decisions are made solely by persons that are Accredited Investors (if a self-directed plan with more than one investment account, (1) each participant must maintain a separate investment account within the plan, and (2) the funds of the separate investment accounts within the plan must not be commingled);

Yes                             No

(ix)	a private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

Yes                             No

(x)	an organization described in section 501(c)(3) of the Internal Revenue Code of 1986, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities of the Company or IAC, with total assets in excess of $5,000,000; or

Yes                            No

(xi)	a trust, with total assets in excess of $5,000,000, not formed for the specified purpose of acquiring the securities of the Company or IAC, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) promulgated under the Act.

Yes                             No

(2)	The undersigned entity certifies that it is an Accredited Investor because each of its stockholders, partners, beneficiaries or other equity holders meets at least one of the following conditions:

(i)	It is a natural person and had an individual net worth at the time of purchase (or joint net worth with spouse) in excess of $1 million (excluding the value of its primary residence).

Yes                             No

(ii)

It is a natural person and had an individual income (without including any income of spouse) in excess of $200,000 (or joint income with spouse in excess of $300,000) in each of the two most recent years and

4

reasonably expects an individual income in excess of $200,000 (or joint income with spouse in excess of $300,000) in the current year. For these purposes “income” means individual adjusted gross income for federal income tax purposes, plus (i) any deduction for long term capital gains; (ii) any deduction for depletion; (iii) any exclusion for interest; and (iv) any losses of a partnership allocated to an individual limited partner.

Yes                             No

(iii)	The stockholder, partner, beneficiary or other equity holder is a corporation, partnership, trust or other entity which meets the description of at least one of the organizations specified in Section 2, clause 6(B)(1) above or whose stockholders, partners, beneficiaries or other equity holders meet at least one of the descriptions in this Section 2, clause 6(B)(2).

Yes                             No

SECTION 3.	QUESTIONS FOR ALL INVESTORS

1.	Affiliation with Broker-Dealers: Is the undersigned an affiliate of a registered broker-dealer? For purposes of this question , an “affiliate” of a specified person or entity means a person or entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person or entity specified.

Yes                             No

If so, please answer the remaining questions in this section.

Please describe the affiliation between the undersigned and any registered broker-dealers:

If the securities are being purchased by you other than in the ordinary course of business, please describe the circumstances:

If you, at the time of purchasing the securities, will have any agreements or understandings, directly or indirectly, with any person to distribute the securities, please describe such agreements or understandings:

5

2.	Relationship with the Company and IAC:

(A)	Have you or any of your affiliates, officers, directors or principal equity holders (owners of 5% or more of the equity securities of the undersigned) held any position or office or have you had any other material relationship with the Company or IAC (or their respective predecessors or affiliates) within the past three years?

Yes                            No

(B)	If so, please state the nature and duration of your relationship with the Company or IAC:

3.	Potential Nature of Beneficial Holding: The purpose of this question is to identify the ultimate natural person(s) or publicly held entity that will exercise(s) sole or shared voting or dispositive power over the securities.

(A)	Is the undersigned required to file, or is it a wholly-owned subsidiary of a company that is required to file, periodic and other reports (for example, Forms 10-K, 10-Q, 8-K) with the Securities and Exchange Commission pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934?

Yes                            No

(B)	State whether the undersigned is a subsidiary of an investment company, registered under the Investment Company Act of 1940:

Yes                             No

If a subsidiary, please identify the publicly-held parent entity:

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(C)	If you answered “No” to questions Section 2, clause 6(B)(1)(iv), and Section 3, clauses 3(A) and (B) above, please identify the controlling person(s) of the undersigned (the “Controlling Entity”). If the Controlling Entity is not a natural person or a publicly held entity, please identify each controlling person(s) of such Controlling Entity. This process should be repeated until you reach natural persons or a publicly held entity that will exercise sole or shared voting or dispositive power over the securities:

Please find below an example of the requested natural person disclosure:

The securities will be held by [VC Fund I] and [VC Fund II]. The [sole general partner] of [VC Fund I] and [VC Fund II] is [VC Management LLC]. The [managers] of [VC Management LLC] are [John Smith] and [Jane Doe]. These individuals may be deemed to have shared voting and investment power of the securities held by [VC Fund I] and [VC Fund II]. Each of these individuals will disclaim beneficial ownership of such securities, except to the extent of his or her pecuniary interest therein.

If you need more space for any response, please attach additional sheets of paper. Please be sure to indicate your name and the number of the item being responded to on each such additional sheet of paper, and to sign each such additional sheet of paper before attaching it to this Investor Questionnaire. Please note that you may be asked to answer additional questions depending on your responses to the above questions.

The undersigned agrees to notify Alan H. Auerbach at Puma Biotechnology, Inc., 10940 Wilshire Blvd., Suite 600, Los Angeles, California 90024, immediately of any material change in any statement made herein.

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned has executed this Investor Questionnaire this             day of September, 2011, and declares that it is truthful and correct.

INDIVIDUALS:	ENTITIES:

Signature of Investor	Print Name of Entity

Print Name of Investor	Signature of Authorized Signatory

Print Name of Authorized Signatory

Print Title of Authorized Signatory

SIGNATURE PAGE TO INVESTOR QUESTIONNAIRE

EXHIBIT I

FORM OF WARRANT (AUERBACH)